Exhibit 32.2
                         COACTIVE MARKETING GROUP, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of CoActive Marketing Group, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jennifer R. Calabrese, Vice President - Controller and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May 18, 2007                   /s/ JENNIFER R. CALABRESE
                                       -----------------------------------------
                                       Jennifer R. Calabrese
                                       Vice President - Controller and
                                       Principal Accounting Officer


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